Exhibit 99.1

OUTFRONT Media and Bell Media Announce Closing of the Sale of OUTFRONT Media’s Canadian Business

New York, June 10, 2024 — OUTFRONT Media Inc. (NYSE: OUT) and Bell Media Inc., a wholly-owned subsidiary of BCE Inc. (TSX, NYSE: BCE), announced today that they have closed the sale of OUTFRONT Media’s Canadian business to Bell Media for a purchase price of C$410 million in cash, subject to certain purchase price adjustments.

Jeremy Male, Chairman and Chief Executive Officer of OUTFRONT Media, said: “The sale of our Canadian business illustrates the inherent value of our out-of-home assets, and will enable us to proactively reduce our financial leverage and also focus entirely on operating what is now a fully domestic business here in the United States.”

Sean Cohan, President of Bell Media, said: “This acquisition marks a significant milestone for Bell Media and solidifies our leadership position in the out-of-home space. Our now expanded national inventory of both digital and out-of-home assets will drive even better, industry-leading results for our advertising partners.”

About OUTFRONT Media Inc.
OUTFRONT leverages the power of technology, location, and creativity to connect brands with consumers outside of their homes through one of the largest and most diverse sets of billboard, transit, and mobile assets in North America. Through its technology platform, OUTFRONT will fundamentally change the ways advertisers engage audiences on-the-go.

About Bell Media
Bell Media is Canada’s leading media and entertainment company with a portfolio of assets in premium video, audio, out-of-home advertising, and digital. This includes Canada’s most-watched television network, CTV; the largest Canadian-owned video streamer, Crave, with a premium add-on to include STARZ; a powerful suite of specialty channels; the most-trusted news brand, CTV News; Canada’s cross-platform sports leaders, TSN and RDS; leading out-of-home advertising network, Astral; Québec’s fast-growing conventional French-language network, Noovo; the country’s leading radio and podcast app, iHeartRadio Canada; and a range of award-winning original productions, brands, and services. As a content leader and partner in Sphere Media, Montréal’s Grande Studios, and Dome Productions, one of North America’s leading production facilities providers, Bell Media is committed to keeping Canadians entertained and informed.

Bell Media also offers best-in-class technology, marketing, and analytics support through Bell Marketing Platform, an omnichannel self-serve platform which includes Bell Analytics, Strategic Audience Management (SAM), and Bell DSP, in addition to advanced advertising solutions, including Linear Addressable TV, Addressable Audio, and ads on Crave. Bell Media is part of BCE Inc. (TSX, NYSE: BCE), Canada’s largest communications company. 1 Learn more at BellMedia.ca.

1 Based on total revenue and total combined customer connections.

Contacts:

OUTFRONT Media Inc.	Bell Canada

Investors	Investors
Stephan Bisson	Thane Fotopoulos
Investor Relations	Investor Relations
(212) 297-6573	(514) 870-4619
stephan.bisson@OUTFRONT.com	thane.fotopoulos@bell.ca

Media	Media
Courtney Richards	Kaitlynn Jong
Communications & Event Manager	Manager, Digital and Strategic Communications
(646) 876-9404	(647) 456-7487
courtney.richards@OUTFRONT.com	Kaitlynn.jong@bellmedia.ca

OUTFRONT Media’s Cautionary Statement Regarding Forward-Looking Statements
We have made statements in this document that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “will,” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to our capital resources, portfolio performance and results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: declines in advertising and general economic conditions; the severity and duration of pandemics, and the impact on our business, financial condition and results of operations; competition; government regulation; our ability to operate our digital display platform; losses and costs resulting from recalls and product liability, warranty and intellectual property claims; our ability to obtain and renew key municipal contracts on favorable terms; taxes, fees and registration requirements; decreased government compensation for the removal of lawful billboards; content-based restrictions on outdoor advertising; seasonal variations; acquisitions and other strategic transactions that we may pursue could have a negative effect on our results of operations; dependence on our management team and other key employees; diverse risks in our Canadian business, including risks related to the sale of our Canadian business; experiencing a cybersecurity incident; changes in regulations and consumer concerns regarding privacy, information security and data, or any failure or perceived failure to comply with these regulations or our internal policies; asset impairment charges for our long-lived assets and goodwill; environmental, health and safety laws and regulations; expectations relating to environmental, social and governance considerations; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt;

interest rate risk exposure from our variable-rate indebtedness; our ability to generate cash to service our indebtedness; cash available for distributions; hedging transactions; the ability of our board of directors to cause us to issue additional shares of stock without common stockholder approval; certain provisions of Maryland law may limit the ability of a third party to acquire control of us; our rights and the rights of our stockholders to take action against our directors and officers are limited; our failure to remain qualified to be taxed as a real estate investment trust (“REIT”); REIT distribution requirements; availability of external sources of capital; we may face other tax liabilities even if we remain qualified to be taxed as a REIT; complying with REIT requirements may cause us to liquidate investments or forgo otherwise attractive investments or business opportunities; our ability to contribute certain contracts to a taxable REIT subsidiary (“TRS”); our planned use of TRSs may cause us to fail to remain qualified to be taxed as a REIT; REIT ownership limits; complying with REIT requirements may limit our ability to hedge effectively; failure to meet the REIT income tests as a result of receiving non-qualifying income; the Internal Revenue Service may deem the gains from sales of our outdoor advertising assets to be subject to a 100% prohibited transaction tax; establishing operating partnerships as part of our REIT structure; and other factors described in our filings with the Securities and Exchange Commission (the "SEC"), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 22, 2024. All forward-looking statements in this document apply as of the date of this document or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.